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                                                                    EXHIBIT 3.42

                                    DELAWARE          PAGE 1
                                 THE FIRST STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF AIL DOCUMENTS ON FILE OF "RADIO ONE OF DAYTON LICENSES, LLC" AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF FORMATION, FILED THE NINETEENTH DAY OF MARCH, A.D. 2003, AT 1:15 O'CLOCK P.M.

      AND I DO HEBEBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

                       [SEAL]         /s/ Harriet Smith Windsor
                                      ---------------------------
                                      Harriet Smith Windsor, Secretary of State

3637847  8100H                        AUTHENTICATION: 2505406
030434056                                       DATE: 07-01-03

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                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 01:15 PM 03/19/2003
                                                          030184037 - 3637847

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The name of the limited liability company is Radio One of Dayton Licenses, LLC.

- SECOND: The address its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undesigned have executed this Certificate of Formation of Radio One of Dayton Licenses, LLC this 19th day of March, 2003.

                                               BY: /s/ Michael G. [ILLEGIBLE]
                                                  ---------------------------
                                                  Authorized Person(s)

                                      NAME: Michael G. [ILLEGIBLE]
                                            ----------------------
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